VIRTUS KAR MID-CAP CORE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—8.5%
Domino’s Pizza, Inc.	110,560	$ 43,086
Latham Group, Inc.(1)	852,985	5,911
Ross Stores, Inc.	478,961	33,638
SiteOne Landscape Supply, Inc.(1)	200,508	23,834
		106,469

Consumer Staples—4.3%
Lamb Weston Holdings, Inc.	758,873	54,229
Financials—16.6%
Berkley (W.R.) Corp.	813,079	55,501
Broadridge Financial Solutions, Inc.	314,009	44,762
First Financial Bankshares, Inc.	686,116	26,944
Houlihan Lokey, Inc. Class A	538,531	42,506
LPL Financial Holdings, Inc.	203,682	37,575
		207,288

Health Care—18.8%
Azenta, Inc.	789,377	56,914
Cooper Cos., Inc. (The)	151,583	47,464
Elanco Animal Health, Inc.(1)	1,507,098	29,584
Globus Medical, Inc. Class A(1)	930,024	52,212
West Pharmaceutical Services, Inc.	161,951	48,969
		235,143

Industrials—31.5%
Allegion plc	339,982	33,284
AMETEK, Inc.	583,232	64,091
Equifax, Inc.	180,632	33,016
Exponent, Inc.	554,077	50,681
HEICO Corp. Class A	391,421	41,248
Lennox International, Inc.	82,798	17,105
Nordson Corp.	223,703	45,287
Old Dominion Freight Line, Inc.	145,913	37,395
Pentair plc	617,332	28,255
Verisk Analytics, Inc. Class A	251,237	43,487
		393,849

	Shares	Value

Information Technology—15.1%
Aspen Technology, Inc.(1)	272,148	$ 49,988
Bentley Systems, Inc. Class B	1,116,381	37,176
Dolby Laboratories, Inc. Class A	725,254	51,899
Zebra Technologies Corp. Class A(1)	168,132	49,422
		188,485

Real Estate—1.7%
Equity LifeStyle Properties, Inc.	310,537	21,884
Total Common Stocks (Identified Cost $1,087,597)		1,207,347

Total Long-Term Investments—96.5% (Identified Cost $1,087,597)		1,207,347

Short-Term Investment—3.3%
Money Market Mutual Fund—3.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(2)	40,980,123	40,980
Total Short-Term Investment (Identified Cost $40,980)		40,980

TOTAL INVESTMENTS—99.8% (Identified Cost $1,128,577)		$1,248,327
Other assets and liabilities, net—0.2%		1,916
NET ASSETS—100.0%		$1,250,243

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,207,347	$1,207,347
Money Market Mutual Fund	40,980	40,980
Total Investments	$1,248,327	$1,248,327
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Mid-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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